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               SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549



                            FORM 8-K


                         CURRENT REPORT

                Pursuant to Section 13 or 15 (d)
             of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     July 27, 1998
                                                 -------------------------------

                   JACKSONVILLE BANCORP, INC.

        TEXAS                         0-28070                 75-2632781
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(State of Incorporation)         (Commission File)             (IRS No.)



 COMMERCE AND NECHES STREET        JACKSONVILLE, TEXAS              75766
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(Address of Principal Executive Offices)                          (Zip Code)



                            (903) 586-9861
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          (Registrant's Telephone Number, Including Area Code)



                               NOT APPLICABLE
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        (Former Name or Former Address, if changed since last report)
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Item 5.   Other Events

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated July 27, 1998
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                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Jacksonville Bancorp, Inc.



Date:  07/27/98                         By: /s/ Jerry Chancellor
     -------------                          --------------------
                                            Jerry Chancellor
                                            President
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